UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2015
 Starbucks Corporation
(Exact Name of Registrant as Specified in its Charter)

Washington	0-20322	91-1325671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of Principal Executive Offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2015 Annual Meeting of Shareholders held on March 18, 2015, the shareholders of Starbucks Corporation (the "Company") voted on (1) the election of 12 directors nominated by the Board to serve until the 2016 Annual Meeting of Shareholders and until their successors are elected and qualified, (2) an advisory resolution to approve executive compensation, (3) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2015, (4) a shareholder proposal to establish a board committee on sustainability, and (5) a shareholder proposal for an independent board chairman. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 23, 2015.
The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Howard Schultz	508,359,270	12,013,370	2,338,724	121,348,960
William W. Bradley	518,279,979	3,722,123	709,262	121,348,960
Robert M. Gates	519,654,762	2,354,021	702,581	121,348,960
Mellody Hobson	520,188,206	1,833,992	689,166	121,348,960
Kevin R. Johnson	519,636,939	2,343,947	730,478	121,348,960
Olden Lee	513,249,810	8,707,890	753,664	121,348,960
Joshua Cooper Ramo	519,803,510	2,153,847	754,007	121,348,960
James G. Shennan, Jr.	509,851,629	12,096,567	763,168	121,348,960
Clara Shih	514,657,809	7,349,465	704,090	121,348,960
Javier G. Teruel	515,210,803	6,742,203	758,358	121,348,960
Myron E. Ullman, III	511,292,890	10,602,622	815,852	121,348,960
Craig E. Weatherup	516,613,470	5,359,705	738,189	121,348,960

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Advisory Resolution to Approve Executive Compensation	444,637,623	76,518,462	1,555,279	121,348,960

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3: Ratification of Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending September 27, 2015	638,986,625	3,739,242	1,334,457	N/A

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: Shareholder Proposal to Establish a Board Committee on Sustainability	23,359,497	476,553,786	22,798,081	121,348,960

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 5: Shareholder Proposal for an Independent Board Chairman	167,063,872	354,011,749	1,635,743	121,348,960

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: March 23, 2015
	By:	/s/ Lucy Lee Helm
Lucy Lee Helm
executive vice president, general counsel and secretary